Dreyfus Premier

GNMA Fund

SEMIANNUAL REPORT June 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            12   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier GNMA Fund, covering the six-month period from January 1, 2002 through June 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

The economy began to recover during the first half of 2002, signaling an end to the U.S. economic recession. As the economy has gained strength, however, bond prices have generally fluctuated widely. Prices of bonds that are more sensitive to interest-rate changes, such as U.S. government securities, first fell and then rallied as investors changed their expectations of the timing of eventual interest-rate hikes. The war on terror, instability in the Middle East and South Asia, and new disclosures of questionable accounting and management practices among certain U.S. corporations generally hurt bonds that are more credit sensitive, such as corporate bonds.

As these factors have buffeted the financial markets, the short-term movements of stocks and bonds have been impossible to predict. Indeed, as many professionals can attest, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. For our part, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2002




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the six-month period ended June 30, 2002, the fund's Class A shares achieved a total return of 3.83%, Class B shares achieved a total return of 3.56% and Class C shares achieved a total return of 3.43% . The fund also produced aggregate income dividends of $0.2837, $0.2445 and $0.2246 for its Class A, B and C shares, respectively.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 4.35% for the same period.(2)

We attribute the fund's positive overall performance to generally favorable market conditions for direct obligations of the U.S. government, which benefited from a "flight to quality" among investors seeking a stable alternative to declining stock and corporate bond markets. The fund underperformed its benchmark mainly due to fund expenses and the fund' s small weighting in short-term U.S. Treasuries, which we held in order to maintain liquidity and be able to meet shareholder distributions.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("Ginnie Mae") securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. government, such as U.S. Treasury securities. The fund's goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend can adversely affect returns of mortgage-related securities.

*    OPTION-ADJUSTED    SPREAD   ANALYSIS    compares   the   early   redemption
     characteristics of different mortgage-backed securities with other securi The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

     ties, such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze 30-year, 15-year, adjustable-rate and project loan securities for inclusion in the fund.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.



What other factors influenced the fund's performance?

The performance of the fund and Ginnie Mae securities in general was positively influenced by poor performance from other types of investments during the reporting period. That' s because investors turned to high quality investments during a period in which an uncertain economy, terrorism-related concerns and spreading corporate accounting scandals hurt investors' confidence in riskier assets, such as stocks and corporate bonds. Ginnie Mae securities were particularly attractive investment alternatives, primarily because they offered higher yields than other direct obligations of the U.S. government, including U.S. Treasury securities.

The Ginnie Mae securities market was also positively affected for most of the reporting period by a substantial reduction in the rate at which homeowners prepaid their existing mortgages. In contrast to the second half of 2001, when low mortgage rates led to a record level of refinancing activity, the first half of 2002 saw far fewer homeowners retiring their existing mortgages. As a result, investors became more confident that their mortgage-backed securities would continue to earn attractive levels of income, thereby supporting prices.

In this environment, we focused almost exclusively on Ginnie Mae certificates, with the remaining assets allocated to short-term U.S. Treasury securities for fund liquidity purposes. Although most of the fund's assets were invested in 30-year mortgage-backed bonds, we invested at times in Ginnie Mae project loans and adjustable-rate mortgages to capture higher yields. In addition, we generally maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at points that were longer than those of the fund's benchmark. This strategy enabled us to maintain higher yields for as long as we deemed practical.



What is the fund's current strategy?

During the final week of the reporting period, mortgage rates declined to levels that made refinancing more attractive to homeowners, causing refinancing activity to rise by approximately 40%. Because the economy has remained sluggish and the Federal Reserve Board has, in our view, indicated its reluctance to raise interest rates, we believe that low mortgage rates and higher levels of refinancing activity may persist. Accordingly, we have attempted to take advantage of price weakness to buy seasoned Ginnie Mae securities at relatively low prices. We would expect these discounted securities to appreciate in value while prevailing yields fall, but of course there is no guarantee whether this would occur. We are prepared to change the fund's strategy and composition as market conditions evolve.

July 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

STATEMENT OF INVESTMENTS


June 30, 2002 (Unaudited)

                                                                                              Principal
BONDS AND NOTES--92.0%                                                                        Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED:

Government National Mortgage Association I:

   6%                                                                                         8,710,000  (a)           8,699,113

   6.5% 11/15/2007-4/15/2032                                                                 19,257,459               19,917,219

   7%                                                                                        11,000,000  (a)          11,419,320

   7.5%, 2/15/2022-12/15/2023                                                                 4,544,393                4,836,916

   8%, 4/15/2008-12/15/2022                                                                   4,157,800                4,460,556

   8.5%, 10/15/2016-11/15/2022                                                                1,794,240                1,953,121

   9%, 10/15/2016-12/15/2022                                                                  1,330,496                1,468,913

   9.5%, 5/15/2018-1/15/2025                                                                    995,872                1,117,109

   11.5%, 1/15/2013                                                                              31,834                   36,937

   Project Loans:

      6.32%, 10/15/2033                                                                       1,484,600                1,545,215

      6.35%, 6/15/2030-9/15/2033                                                              2,026,951                2,090,528

      6.375%, 2/15/2028                                                                       1,423,384                1,487,436

      6.45%, 8/15/2033                                                                        1,154,599                1,210,885

      6.5%, 7/15/2033                                                                           906,944                  952,682

      6.625%, 11/15/2033                                                                      1,680,934                1,774,451

      6.875%, 5/15/2040                                                                         224,765                  240,499

      7.25%, 4/15/2032                                                                        6,000,000                6,356,250

                                                                                                                      69,567,150

Government National Mortgage Association II:

   5%, 7/20/2030-4/20/2032                                                                   10,452,997  (b)          10,664,801

   5.25%, 4/20/2030                                                                           4,683,279  (b)           4,733,039

   6%                                                                                         2,000,000  (a)           1,986,240

   6.5%, 5/20/2031                                                                           23,241,893               23,670,241

   7%, 1/20/2028-4/20/2032                                                                   28,621,674               29,680,621

   7.5%, 9/20/2030                                                                              285,506                  300,583

   8%, 10/20/2026                                                                             3,108,109                3,309,141

   9%, 7/20/2025                                                                                940,012                1,024,905

   11%, 12/20/2013-10/20/2015                                                                   299,015                  345,317

                                                                                                                      75,714,888

TOTAL BONDS AND NOTES

   (cost $142,246,450)                                                                                               145,282,038


                                                                                              Principal
SHORT-TERM INVESTMENTS--24.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT:

U.S. Treasury Bills:

   1.65%, 7/5/2002                                                                            6,045,000                6,043,851

   1.69%, 7/18/2002                                                                          22,545,000                22,527,640

   1.65%, 7/25/2002                                                                           2,965,000                2,961,768

   1.67%, 8/8/2002                                                                            1,340,000                1,337,722

   1.81%, 10/10/2002                                                                          1,855,000                1,846,560

   1.67%, 11/7/2002                                                                           1,855,000                1,844,018

   1.77%, 11/29/2002                                                                          1,450,000                1,439,953

TOTAL SHORT-TERM INVESTMENTS

   (cost $37,998,475)                                                                                                 38,001,512
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $180,244,925)                                                                            116.1%             183,283,550

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (16.1%)            (25,367,479)

NET ASSETS                                                                                        100.0%             157,916,071

(A) PURCHASED ON A FORWARD COMMITMENT BASIS.

(B) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                          180,244,925   183,283,550

Cash                                                                   663,431

Receivable for shares of Beneficial Interest subscribed                797,979

Interest receivable                                                    747,290

Prepaid expenses                                                        28,344

                                                                   185,520,594
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          164,081

Payable for investment securities purchased                         27,256,463

Payable for shares of Beneficial Interest redeemed                      95,468

Accrued expenses                                                        88,511

                                                                    27,604,523
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     157,916,071
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    155,679,614

Accumulated distributions in excess of undistributed
  investment income--net                                               (92,653)

Accumulated net realized gain (loss) on investments                   (709,515)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     3,038,625
-------------------------------------------------------------------------------

NET ASSETS ($)                                                     157,916,071

NET ASSET VALUE PER SHARE


                                                                              Class A                Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             92,430,025             51,224,329             14,261,717

Shares Outstanding                                                          6,007,110              3,326,706                926,844
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.39                  15.40                  15.39

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,565,950

EXPENSES:

Management fee--Note 3(a)                                              424,380

Shareholder servicing costs--Note 3(c)                                 301,490

Distribution fees--Note 3(b)                                           157,573

Professional fees                                                       27,378

Registration fees                                                       25,566

Custodian fees--Note 3(c)                                               21,257

Prospectus and shareholders' reports                                     4,997

Trustees' fees and expenses--Note 3(d)                                   3,325

Loan commitment fees--Note 2                                               748

Miscellaneous                                                            7,899

TOTAL EXPENSES                                                         974,613

INVESTMENT INCOME--NET                                               2,591,337
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,732,717

Net unrealized appreciation (depreciation) on investments            1,325,938

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,058,655

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,649,992

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,591,337            5,638,107

Net realized gain (loss) on investments         1,732,717            2,206,179

Net unrealized appreciation (depreciation)
   on investments                               1,325,938              543,007

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,649,992            8,387,293
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,821,955)          (4,019,378)

Class B shares                                   (721,715)          (1,375,315)

Class C shares                                   (181,394)            (282,753)

TOTAL DIVIDENDS                                (2,725,064)          (5,677,446)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 69,606,695           60,949,657

Class B shares                                 13,840,225           25,297,506

Class C shares                                  5,425,493            9,825,666

Dividends reinvested:

Class A shares                                  1,165,569            2,719,110

Class B shares                                    475,830              889,649

Class C shares                                    109,503              176,797

Cost of shares redeemed:

Class A shares                                (73,894,835)         (59,409,033)

Class B shares                                 (6,058,748)         (11,796,065)

Class C shares                                 (2,374,684)          (3,884,529)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             8,295,048           24,768,758

TOTAL INCREASE (DECREASE) IN NET ASSETS        11,219,976           27,478,605
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           146,696,095          119,217,490

END OF PERIOD                                 157,916,071          146,696,095

Undistributed (distributions in excess of)
   investment income--net                         (92,653)              41,073

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                            June 30, 2002            Year Ended
                                               (Unaudited)    December 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,577,951            4,046,750

Shares issued for dividends reinvested             76,421              180,733

Shares redeemed                                (4,851,903)          (3,950,131)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (197,531)             277,352
-------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       906,624            1,677,569

Shares issued for dividends reinvested             31,167               59,013

Shares redeemed                                  (398,266)            (782,647)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     539,525              953,935
-------------------------------------------------------------------------------

CLASS C

Shares sold                                       355,477              651,338

Shares issued for dividends reinvested              7,177               11,730

Shares redeemed                                  (155,855)            (257,619)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     206,799              405,449

(A) DURING THE PERIOD ENDED JUNE 30, 2002, 35,730 CLASS B SHARES REPRESENTING $545,683 WERE AUTOMATICALLY CONVERTED TO 35,754 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2001, 200,669 CLASS B SHARES REPRESENTING $3,038,563 WERE AUTOMATICALLY CONVERTED TO 199,803 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                             June 30, 2002                                   Year Ended December 31,
                                                                  ------------------------------------------------------------------
CLASS A SHARES                             (Unaudited)            2001(a)          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         15.10            14.76            14.23          14.89          14.76         14.37

Investment Operations:

Investment income--net                           .27(b)           .68(b)           .81            .78            .81           .85

Net realized and unrealized
   gain (loss) on investments                    .30              .35              .54           (.67)           .13           .39

Total from
   Investment Operations                         .57             1.03             1.35            .11            .94          1.24

Distributions:

Dividends from investment
   income--net                                  (.28)            (.69)            (.82)          (.77)          (.81)         (.85)

Net asset value, end of period                 15.39            15.10            14.76          14.23          14.89         14.76
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                             3.83(d)          7.12             9.82            .75           6.51          8.91
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           1.05(e)          1.04             1.08           1.06           1.05          1.05

Ratio of net investment income
   to average net assets                        3.57(e)          4.57             5.67           5.31           5.44          5.87

Portfolio Turnover Rate                       190.68(d)        507.76           693.19         425.33         283.20        518.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                92,430           93,701           87,494         85,157         94,369        95,071

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.01,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.61% TO 4.57%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                             June 30, 2002                                 Year Ended December 31,
                                                                --------------------------------------------------------------------
CLASS B SHARES                           (Unaudited)            2001(a)          2000           1999            1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        15.11            14.77            14.24          14.90           14.78         14.38

Investment Operations:

Investment income--net                          .23(b)           .60(b)           .74            .70             .73           .78

Net realized and unrealized
   gain (loss) on investments                   .30              .36              .54           (.67)            .12           .40

Total from
   Investment Operations                        .53              .96             1.28            .03             .85          1.18

Distributions:

Dividends from investment
   income--net                                 (.24)            (.62)            (.75)          (.69)           (.73)         (.78)

Net asset value, end of period                15.40            15.11            14.77          14.24           14.90         14.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                            3.56(d)          6.58             9.27            .23            5.90          8.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                          1.57(e)          1.55             1.59           1.57            1.56          1.55

Ratio of net investment income
   to average net assets                       3.06(e)          3.99             5.17           4.76            4.93          5.36

Portfolio Turnover Rate                      190.68(d)        507.76           693.19         425.33          283.20        518.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                               51,224           42,121           27,080         30,833          41,775        38,775

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON  INVESTMENTS  PER SHARE BY LESS THAN $.01, AND DECREASE THE RATIO
     OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM 4.03% TO 3.99%.  PER
     SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS  PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                             June 30, 2002                                    Year Ended December 31,
                                                                  ------------------------------------------------------------------
CLASS C SHARES                         (Unaudited)            2001(a)          2000            1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      15.10            14.76            14.24           14.90          14.77          14.38

Investment Operations:

Investment income--net                        .21(b)           .56(b)           .70             .66            .68            .75

Net realized and unrealized
   gain (loss) on investments                 .30              .36              .53            (.66)           .13            .39

Total from
   Investment Operations                      .51              .92             1.23              --            .81           1.14

Distributions:

Dividends from investment
   income--net                               (.22)            (.58)            (.71)           (.66)          (.68)          (.75)

Net asset value, end of period              15.39            15.10            14.76           14.24          14.90          14.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                         3.43(d)          6.32             8.90            (.03)          5.62           8.13
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                        1.84(e)          1.79             1.85            1.85           1.80           1.80

Ratio of net investment income

   to average net assets                     2.79(e)          3.68             4.90            4.52           4.40           5.11

Portfolio Turnover Rate                    190.68(d)        507.76           693.19          425.33         283.20         518.62
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                             14,262           10,874            4,644           2,247          2,561            110

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE AND INCREASE NET REALIZED AND UNREALIZED  GAIN
     (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND DECREASE THE RATIO OF
     NET INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 3.72% TO 3.68%. PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the  "fund") is  registered under the Investment
Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its assets in GNMA certificates, which are guaranteed as to timely payment of principal and interest by the Government National Mortgage Association. The fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change in its policy to so invest its assets. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,989 during the period ended June 30, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $2,359,465 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,199,744 of the carryover expires in fiscal 2002, and $1,159,721 expires in fiscal 2007.

The tax character of distributions paid to shareholder during the fiscal year ended December 31, 2001 was as follows: ordinary income $5,677,446. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended June 30, 2002, the Distributor retained $14,234 from commissions earned on sales of the fund's Class A shares and $72,614 and $2,267 from contingent deferred sales charges on redemptions on the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended June 30, 2002, Class B and Class C shares were charged $111,633 and $45,940, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2002, Class A, Class B and Class C shares were charged $121,770, $55,817 and $15,313, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2002, the fund was charged $66,615 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2002, the fund was charged $21,257 pursuant to the custody agreement.


(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2002, amounted to $274,895,872 and $255,077,781, respectively.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At June 30, 2002, accumulated net unrealized appreciation on investments was $3,038,625, consisting of $3,084,815 gross unrealized appreciation and $46,190 gross unrealized depreciation.

At June 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

             For More Information

                        Dreyfus Premier GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call
your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  027SA0602